EXPLANATORY NOTE

This filing relates to the WisdomTree Emerging Markets Dividend Fund (the “Fund”), a series of WisdomTree Trust (the “Trust”). The sole purpose of the filing is to file pursuant to Rule 497 risk/return summary information in interactive data format for the Fund.

   Exhibit Index

Exhibit No.
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase